UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2004, the Board of Directors of Cheniere Energy, Inc. (“Cheniere”) approved, subject to the approval by the stockholders of Cheniere, an amendment to Cheniere’s Restated Certificate of Incorporation to increase the number of authorized shares of Cheniere’s common stock from 40,000,000 shares to 120,000,000 shares. At Cheniere’s Special Meeting of Stockholders held on February 8, 2005, the stockholders of Cheniere voted in favor of the aforementioned amendment to Cheniere’s Restated Certificate of Incorporation. On February 8, 2005, Cheniere filed with the office of the Secretary of State of the State of Delaware a Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc. (the “Amendment”) increasing the number of authorized shares of Cheniere’s common stock from 40,000,000 to 120,000,000, with such amendment being effective as of February 8, 2005.

The above description of the Amendment is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 3.1 to, and incorporated by reference in, this Current Report on Form 8-K

Item 8.01. Other Events.

On December 15, 2004, the Board of Directors of Cheniere approved an amendment to Cheniere’s 2003 Stock Incentive Plan (the “Plan”) providing for an increase in the total number of shares of common stock authorized for issuance under the Plan from 1,000,000 to 4,000,000 shares (the “Amendment”). At Cheniere’s Special Meeting of Stockholders held on February 8, 2005, the stockholders of Cheniere voted in favor of the aforementioned amendment to the Plan, and the Plan was thereby amended to reflect the increase in the total number of shares of common stock authorized for issuance under the Plan from 1,000,000 to 4,000,000 shares.

The above description of the Amendment is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 4.1 to, and incorporated by reference in, this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc., dated February 8, 2005 (filed herewith).

4.1	Amendment to Cheniere Energy, Inc. 2003 Stock Incentive Plan (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: February 8, 2005	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Cheniere Energy, Inc., dated February 8, 2005 (filed herewith).

4.1	Amendment to Cheniere Energy, Inc. 2003 Stock Incentive Plan (filed herewith).